Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:

Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2009 FIRST QUARTER RESULTS

MILPITAS, Calif.—October 30, 2008—KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its first quarter of fiscal 2009, which ended on September 30, 2008. KLA-Tencor reported GAAP net income of $19 million and GAAP earnings per diluted share of $0.11 on revenue of $533 million for the first quarter of fiscal 2009.

“Macro-economic uncertainty, declining consumer demand, and limited access to financing are having an adverse impact on semiconductor capital equipment spending across all end markets and geographies. In response to sharp order declines and uncertain outlook, we are implementing actions to reduce costs, while still maintaining our strategic focus and strengthening KLA-Tencor’s competitive position, and to lay the foundation for growth once the business environment improves,” commented Rick Wallace, chief executive officer of KLA-Tencor. “Our market leadership, the exceptional value of our technology and our strong balance sheet provide us with the resources to maintain a high level of customer focus during this downturn.”

GAAP Results

	Q1 FY 2009	Q4 FY 2008	Q1 FY 2008
Revenues	$533 million	$591 million	$693 million
Net Income	$19 million	$76 million	$88 million
Diluted Earnings per Share	$0.11	$0.43	$0.46

Non-GAAP Results

	Q1 FY 2009	Q4 FY 2008	Q1 FY 2008
Net Income	$55 million	$107 million	$145 million
Diluted Earnings per Share	$0.32	$0.60	$0.75

A reconciliation between GAAP net income and non-GAAP net income is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisition, restatement and restructuring related items.

Highlights for the first quarter of fiscal 2009

•

Completed the acquisition of the Microelectronic Inspection Equipment (MIE) business unit of Vistec Semiconductor Systems. The MIE business unit manufactures and sells advanced semiconductor mask registration measurement tools and wafer manufacturing defect inspection systems.

•	Generated cash flow from operations of $81 million.

•

Introduced the eS35 e-beam inspection system, capable of detecting and classifying smaller physical defects and more subtle electrical defects at significantly higher speeds. The eS35 features improved sensitivity along with substantial throughput gains, to accelerate yield of 4Xnm and 3Xnm devices.

•

Introduced the latest stylus surface profiling system, the P-6™, which offers a unique set of advanced features for scientific research and production environments, such as photovoltaic solar cell manufacturing.

•

Introduced the Surfscan® SP2XP, a new monitor-wafer inspection system for the integrated circuit (IC) market that features improved sensitivity to defects on silicon, poly and metal films and enhanced ability to sort defects by type and size, to accelerate fabs’ development of 3Xnm and 2Xnm next-generation devices.

•

Introduced the Candela™ 7100 series for advanced defect inspection and classification of hard disk drive substrates and media, designed to help manufacturers identify and classify submicron critical defects such as pits, bumps, particles and buried defects, for maximizing yield and lowering total cost of inspection.

•

Introduced the die-to-database version of its latest mask inspection technology, Wafer Plane Inspection™ (WPI). WPI allows leading-edge logic and foundry mask makers to concurrently detect defects on the mask and assess whether the defects are likely to print on the wafer.

•

Introduced PROLITHTM 12, the latest industry-leading computational lithography tool, which enables researchers to cost-effectively explore the feasibility of various mask designs, photo materials and processes associated with Extreme Ultra-Violet (EUV) lithography.

KLA-Tencor will discuss its fiscal 2009 first quarter results, along with its outlook for the second quarter of fiscal 2009, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the benefit to customers of KLA-Tencor’s products, anticipated performance of the company’s products, anticipated market conditions, potential market opportunities for KLA-Tencor, anticipated steps designed to reduce KLA-Tencor’s costs and the success of such efforts, KLA-Tencor’s ability to sustain its current market position in the future, and demand for KLA-Tencor’s products, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product offerings by competitors; cancellation of orders by customers; KLA-Tencor’s inability to successfully integrate and manage businesses that it acquires, including ICOS Vision Systems Corporation NV and the MIE business unit; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2008, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein).

About KLA-Tencor:

KLA-Tencor Corporation is the world’s leading supplier of process control and yield management solutions for the semiconductor and related nanoelectronics industries. Headquartered in Milpitas, California, the company has sales and service offices around the world. An S&P 500 company, KLA-Tencor is traded on the NASDAQ Global Select Market under the symbol KLAC. Additional information about the company is available at http://www.kla-tencor.com. (KLAC-F)

P-6, Surfscan, Candela, Wafer Plane Inspection and PROLITH are all trademarks of KLA-Tencor Corporation.

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, our financial results presented in accordance with United States GAAP.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	Sept. 30, 2008	June 30, 2008
ASSETS
Cash and short- and long-term investments	$1,306,511	$1,579,383
Accounts receivable, net	370,343	492,488
Inventories, net	503,673	459,449
Other current assets	488,094	546,591
Land, property and equipment, net	350,700	355,474
Goodwill	612,977	601,882
Purchased intangibles, net	359,177	297,778
Other long-term assets	490,772	515,345

Total assets	$4,482,247	$4,848,390

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$102,661	$104,315
Deferred system profit	82,130	150,797
Unearned revenue	61,757	56,692
Other current liabilities	529,038	638,528

Total current liabilities	775,586	950,332
Non-current liabilities:
Income tax payable	63,468	63,634
Unearned revenue	24,087	31,745
Other non-current liabilities	113,709	76,288
Long-term debt	744,796	744,661

Total liabilities	1,721,646	1,866,660
Stockholders’ equity:
Common stock and capital in excess of par value	763,925	729,629
Retained earnings	2,012,838	2,204,417
Accumulated other comprehensive income (loss)	(16,162)	47,684

Total stockholders’ equity	2,760,601	2,981,730

Total liabilities and stockholders’ equity	$4,482,247	$4,848,390

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended
(In thousands except per share data)	Sept. 30, 2008	Sept. 30, 2007
Revenues:
Product	$405,496	$578,432
Service	127,017	114,588

Total revenues	532,513	693,020
Costs and operating expenses:
Costs of revenues	258,203	305,893
Engineering, research and development	114,361	99,344
Selling, general and administrative	125,011	110,505

Total costs and operating expenses	497,575	515,742

Income from operations	34,938	177,278
Interest income and other, net	4,177	17,474

Income before income taxes and minority interest	39,115	194,752
Provision for income taxes	19,826	106,594

Net income	$19,289	$88,158

Net income per share:
Basic	$0.11	$0.47

Diluted	$0.11	$0.46

Cash dividend paid per share	$0.15	$0.15

Weighted average number of shares:
Basic	172,088	187,789
Diluted	174,386	193,043

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended September 30,
(In thousands)	2008	2007
Cash flows from operating activities:
Net income	$19,289	$88,158
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	42,708	24,952
Impairment charges	12,358	—
Non-cash, stock-based compensation	34,382	28,083
Tax benefit (charge) from employee stock options	(618)	6,516
Excess tax benefit from stock-based compensation	(1,689)	(2,840)
Net gain on sale of marketable securities and other investments	(128)	(62)
Gain on sale of real estate	(1,368)	—
Changes in assets and liabilities:
(Increase) decrease in accounts receivable, net	131,364	(18,755)
(Increase) decrease in inventories	(16,739)	39,697
Decrease in other assets	50,623	15,155
Increase (decrease) in accounts payable	(9,881)	26,320
Increase (decrease) in deferred system profit	(68,667)	6,299
Decrease in other liabilities	(110,277)	(7,738)

Net cash provided by operating activities	81,357	205,785

Cash flows from investing activities:
Acquisitions of businesses, net of cash received	(127,023)	—
Capital expenditures, net	(10,132)	(14,883)
Proceeds from sale of real estate	2,466	—
Purchase of available-for-sale securities	(394,378)	(336,373)
Proceeds from sale and maturity of available-for-sale securities	269,235	555,683
Purchase of trading securities	(8,939)	(23,880)
Proceeds from sale of trading securities	11,704	23,257

Net cash provided by (used in) investing activities	(257,067)	203,804

Cash flows from financing activities:
Issuance of common stock	5,967	96,655
Tax withholding payment related to vested and released restricted stock units	(10,342)	—
Common stock repurchases	(177,469)	(683,534)
Payment of dividends to stockholders	(25,840)	(28,459)
Excess tax benefit from stock-based compensation	1,689	2,840

Net cash used in financing activities	(205,995)	(612,498)

Effect of exchange rate changes on cash and cash equivalents	(12,942)	(5,551)

Net decrease in cash and cash equivalents	(394,647)	(208,460)
Cash and cash equivalents at beginning of period	1,128,106	722,511

Cash and cash equivalents at end of period	$733,459	$514,051

Supplemental cash flow disclosures:
Income taxes paid, net	$11,042	$31,858
Interest paid	$424	$395

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended
		Sept. 30, 2008	June 30, 2008	Sept. 30, 2007
GAAP net income		$19,289	$76,010	$88,158
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	40,330	50,377	12,366
Restructuring, severance and other	b	4,161	(1,391)	2,279
Restatement related charges	c	3,784	2,660	2,111
Income tax effect of non-GAAP adjustments	d	(12,214)	(12,038)	(6,320)
Non recurring tax item	e	—	(8,438)	46,613

Non-GAAP net income		$55,350	$107,180	$145,207

GAAP net income per diluted share		$0.11	$0.43	$0.46

Non-GAAP net income per diluted share		$0.32	$0.60	$0.75

Shares used in diluted shares calculation		174,386	178,090	193,043

Impact of items included in Condensed Consolidated Unaudited Statements of Operations:

	Acquisition related charges	Restructuring, severance and other	Restatement related charges	Total pre-tax GAAP to non-GAAP adjustment
Costs of revenues	$18,204	$(377)	$—	$17,827
Engineering, research and development	10,126	(299)	—	9,827
Sales, general and administrative	12,000	4,837	3,784	20,621

Total in three months ended September 30, 2008	$40,330	$4,161	$3,784	$48,275

Total in three months ended June 30, 2008	$50,377	$(1,391)	$2,660	$51,646

Total in three months ended September 30, 2007	$12,366	$2,279	$2,111	$16,756

	Three months ended
	Sept. 30, 2008	June 30, 2008	Sept. 30, 2007
Stock-based compensation
Costs of revenues	$5,456	$5,418	$6,253
Engineering, research and development	9,971	8,870	8,592
Sales, general and administrative	18,955	14,992	13,238

Total	$34,382	$29,280	$28,083

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include impairment and amortization of intangible assets, inventory fair value adjustments, in-process research and development associated with acquisitions, asset impairment from discontinuing acquired products as well as making acquired products available for sale, and realized and unrealized gains and losses resulting from the Euro call option contracts related to KLA-Tencor’s acquisition of ICOS Vision Systems Corporation NV. Management believes that the expense associated with the impairment and amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes that it is appropriate to exclude asset impairment from discontinuing acquired products as well as inventory fair value adjustments, in-process research and development and gains and losses on foreign exchange contracts associated with business acquisitions as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b	Restructuring, severance and other includes gains and costs associated with the company’s facilities divestment program, worldwide reduction in force, entry into a severance and consulting agreement with its president/chief operating officer, gains from sale of facilities and one-time inventory write-off associated with the disposal of service inventory in excess of future needs. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c	Restatement related charges include compensation related to reimbursement payments by KLA-Tencor to non-executive employees for penalty taxes under section 409A of the Internal Revenue Code, as well as legal and other expenses related to the stock option investigation, shareholder litigation and related matters. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

e	Non recurring tax items includes the U.S. tax impact associated with the implementation of our global manufacturing strategy and a benefit from revision of the amount of undistributed earnings of foreign subsidiaries considered to be permanently reinvested outside the United States. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.